Exhibit 10.2(b)


                                  GUARANTY AGREEMENT
                                  ------------------


               WHEREAS, the execution of this Guaranty Agreement is a condition to LEISURE CENTERS LLC-1, a Texas limited liability company ("Borrower"), borrowing money from BANK UNITED, a federal savings bank ("Lender"), in the aggregate principal amount of SEVEN MILLION AND NO/100 DOLLARS ($7,000,000.00), evidenced by that certain Promissory Note described below.

               NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned, GRAND COURT LIFESTYLES, INC., a Delaware corporation(the "Guarantor"), hereby irrevocably and unconditionally guarantees to Lender the prompt payment and performance of the Guaranteed Obligations (hereinafter defined), this Guaranty Agreement being upon the following terms:

               1. The term "Guaranteed Obligations," as used herein, consists of: (a) that certain Promissory Note ("Note") of even date herewith, in the original principal amount of $7,000,000.00, executed by Borrower and payable to the order of Lender; (b) interest on any of the indebtedness described in (a) preceding;
          (c) any renewal or extension of the indebtedness described in (a) through (b) preceding, or any part thereof; (d) all other Obligations of Borrower to Lender under that certain Loan Agreement ("Loan Agreement") of even date herewith; (e) all other Obligations of Borrower to Lender under the Loan Documents as that term is defined in the Loan Agreement; and (f) completion of construction of the improvements to the Property, as hereinafter defined, in compliance with the plans and specifications approved by Lender and all applicable zoning and building codes.

               2. This instrument shall be an absolute, continuing, irrevocable, and unconditional guaranty, of payment and performance and not a guaranty of collection, and Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Obligations.

               3. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

               4. In the event of default (and the expiration of any applicable notice and grace periods and written notice of same from Lender to Guarantor) by Borrower in payment or performance of the Guaranteed Obligations, or any part thereof, when such Guaranteed Obligations becomes due, whether by its terms, by acceleration, or otherwise, Guarantor shall promptly pay the amount due thereon to Lender upon written demand in lawful money of the United States and it shall not be necessary for Lender, in order to enforce such payment by Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on such Guaranteed Obligations, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Obligations.

               5.   Guarantor hereby agrees that its obligations under this
          Guaranty Agreement shall not be released, diminished, impaired, reduced, or affected by the occurrence of any reason or event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of
          Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Obligations or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Obligations; (b) any partial release of the liability of Guarantor hereunder, or the release of any other guarantor from liability for any or all of the Guaranteed Obligations; (c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, Guarantor, or any party at any time liable for the payment of any or all of the Guaranteed Obligations; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Obligations or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Obligations; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by Lender to Borrower, Guarantor, or any other party ever liable for any or all of the Guaranteed Obligations;
          (f) any neglect, delay, omission, failure, or refusal of Lender to take or prosecute any action for the collection of any of the Guaranteed Obligations or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Obligations; (g) the unenforceability or invalidity of any or all of the Guaranteed Obligations or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Obligations; (h) any payment by Borrower to Lender is determined by a court to constitute a paws or if for any other reason Lender is required to refund such payment or pay the amount thereof to someone else;
          (i) the settlement or compromise of any of the Guaranteed Obligations; (j) the failure of Lender to perfect or continue any security interest or lien securing any or all of the Guaranteed Obligations; or (k) the failure of Lender to preserve, protect, maintain, or insure any collateral securing any or all of the Guaranteed Obligations.

               6.   Guarantor represents and warrants to Lender as follows:

                    (a) Guarantor has the power and authority to execute, deliver and perform its obligations under this Guaranty Agreement and this Guaranty Agreement constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor's rights.

                    (b) The execution, delivery, and performance by Guarantor of this Guaranty Agreement do not and will not violate any law or any order of any court, governmental authority or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the imposition of any lien upon any assets of Guarantor pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement to which Guarantor or its properties is bound.

                    (c) No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is necessary for the execution, delivery, or performance by Guarantor of this Guaranty Agreement or the validity or enforceability thereof.

               7. Guarantor covenants and agrees that, as long as the Guaranteed Obligations or any part thereof is outstanding:

                    (a) Guarantor shall furnish management prepared financial statements to Lender for each fiscal quarter which statements shall be due thirty (30) days after the end of each fiscal quarter. Guarantor shall also furnish to Lender audited annual financial statements beginning with the fiscal year ending January 31, 1997 containing balance sheets (reflecting, without limitation, all contingent liabilities), income statements and statements of changes in financial position (reflecting, without limitation, cash flow changes) as at the end of such fiscal year and for the 12-month period then ended, in each case setting forth in comparative form the figures for the preceding fiscal year. All financial statements will be prepared in reasonable detail, and all of the above prepared in accordance with GAAP, consistently followed and applied and containing only qualifications acceptable to Lender, in Lender's sole discretion. Guarantor s financial statements shall be prepared by the authorized officers of each familiar with and knowledgeable of the information therein presented and responsible for the supervision of the preparation of said financial statements for Guarantor.

                    (b) Within sixty days after the filing of Guarantor's tax return, Guarantor shall furnish Lender with a copy of Guarantor's United States income tax return, as filed with the Internal Revenue Service, together with any and all exhibits and schedules filed in connection therewith, beginning with the tax year ending January 31, 1997, and continuing annually thereafter.

                    (c) Guarantor will furnish promptly to Lender written notice of the occurrence of any default under this Guaranty Agreement or an Event of Default under the Loan Documents of which Guarantor has knowledge.

                    (d) Guarantor will furnish promptly to Lender such additional information concerning Guarantor as Lender may reasonably request.

                    (e) Guarantor will obtain at any time and from time to time all authorizations, consents or approvals as shall now or hereafter be necessary or desirable under all applicable laws or regulations or otherwise in connection with the execution, delivery and performance of this Guaranty Agreement and will promptly furnish copies thereof to Lender.

               8. Upon the occurrence of an Event of Default (as defined in the Loan Agreement), Lender shall have the right to set off and apply against this Guaranty Agreement or the Guaranteed Obligations or both, without notice to Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Lender to Guarantor whether or not the Guaranteed Obligations is then due and irrespective of whether or not Lender shall have made any demand under this Guaranty Agreement. As security for this Guaranty Agreement and the Guaranteed Obligations, Guarantor hereby grants Lender a security interest in all money, instruments, and other property of Guarantor now or hereafter held by Lender, including, without limitation, property held in safekeeping. In addition to Lender's right of setoff and as further security for this Guaranty Agreement and the Guaranteed Obligations, Guarantor hereby grants Lender a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of Guarantor now or hereafter on deposit with or held by Lender and all other sums at any time credited by or owing from Lender to Guarantor. The rights and remedies of Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

               9. All present and future indebtedness of Borrower to Guarantor is hereby subordinated to the Guaranteed Obligations (except for management fees paid or to be paid by Borrower to Guarantor for leasing and managing the property prior to the occurrence and continuance of an Event of Default under the Loan Documents). All sums paid to Guarantor on account of such present and future indebtedness shall be held in trust by
          Guarantor for the benefit of Lender and upon demand shall forthwith be paid to Lender without affecting the liability of Guarantor under this Guaranty Agreement. Upon the request of Lender, Guarantor shall execute, deliver, and endorse to Lender such documents and instruments as Lender deems reasonably necessary or appropriate to perfect, preserve, and enforce its rights hereunder.

               10. No amendment or waiver of any provision of this Guaranty Agreement nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

               11. If any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by Borrower or Guarantor, with respect to any of the Guaranteed Obligations shall be made, the statute of limitations on any of the Guaranteed Obligations shall run from the date of such acknowledgment or new promise and, if the period of such statute of limitations shall have expired, such acknowledgement or new promise shall prevent the operation of such statute of limitations.

               12.  This Guaranty  Agreement is  for the benefit  of Lender and its successors and assigns, and in the event of an assignment of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Obligations so assigned, may be transferred with such Obligations. This Guaranty Agreement is binding not only on Guarantor, but on Guarantor's successors and assigns.

               13. Guarantor recognizes that Lender is relying upon this Guaranty Agreement and the undertaking of Guarantor hereunder in making a loan to Borrower under the Loan Documents and further recognizes that the execution and delivery of this Guaranty Agreement is a material inducement to Lender in entering into the Loan Agreement and the Loan Documents.

               14. This Guaranty Agreement is executed and delivered as an incident to a lending transaction performable in Harris County, Texas, and shall be governed by and construed in accordance with the laws of the State of Texas. Venue in any dispute relating to this Guaranty Agreement, whether in federal or state court, shall be laid in Harris County, Texas.

               15. Guarantor shall pay on demand all reasonable attorneys' fees and all other costs and expenses incurred by Lender in connection with the preparation, enforcement, or collection of this Guaranty Agreement.

               16. Except as herein provided, Guarantor hereby waives promptness, diligence, demand of payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional Obligations, and all other notices and demands with respect to the Guaranteed Obligations and this Guaranty Agreement.

               17. Guarantor acknowledges that this Guaranty Agreement is executed in connection with the Loan Agreement and that Guarantor is aware of the Obligations of Borrower and the terms thereunder. Guarantor agrees that Lender may exercise any and all rights granted to it under the Loan Documents without affecting the validity or enforceability of this Guaranty Agreement.

               18. Guarantor subordinates all claims, direct or indirect, absolute or contingent against Borrower arising from or relating to this Guaranty Agreement or Guarantor's performance hereunder to the rights of Lender to collect the Guaranteed Obligations. Without limiting the foregoing, Guarantor subordinates all rights of reimbursement, exoneration, indemnification and/or contribution from Borrower for any payment by Guarantor under this Guaranty to the right of Lender to collect the Guaranteed Obligations, and agrees not to institute any action or to attempt to collect from the Borrower any such claim or claims until such time as the Guaranteed Obligations are paid in full. Guarantor waives all right of subrogation to the claims of Lender which may otherwise arise from such payment until such time as the Guaranteed Obligations have been paid in full.

               19. Guarantor hereby expressly waives any right to trial by jury in any action or legal proceeding arising out of or relating to the Loan Documents on the transactions contemplated thereby or hereby.

               20. Guarantor acknowledges and agrees that the consideration received and to be received by Guarantor as a result of Borrower and Lender entering into the Loan Documents and Guarantor executing and delivering this Guaranty Agreement is fair, reasonable and/or adequate consideration, and such liability and obligation and the Loan Documents has benefitted or may reasonably be expected to benefit Guarantor directly or indirectly.

               21.  Notwithstanding  the  provisions  of  Sections  51.003,
          51.004, and 51.005 of the Texas Property Code (as same may be amended from time to time), and to the extent permitted by law, Guarantor agrees that Lender shall be entitled to seek a deficiency judgment from Borrower and Guarantor and any other party obligated on the Note or guaranty of the Note equal to the difference between the amount owing on the Note and the amount for which the property described in the Deed of Trust ("Property") was sold pursuant to a judicial or nonjudicial foreclosure sale (if Lender elects to foreclose the Property).

               Guarantor expressly recognizes that this Section shall constitute a waiver of the above cited provisions of the Texas Property Code which would otherwise permit Borrower and Guarantor and other persons against whom recovery of the deficiency is sought or Guarantor independently (even absent the initiation of deficiency proceedings against him) to present competent evidence of the fair market value of the Property as of the date of foreclosure and offset against any deficiency the amount by which the foreclosure sale price is determined to be less than the fair market value.

               Guarantor further recognizes and agrees that this waiver will create an irrebuttable presumption that the foreclosure sale price is equal to the fair market value of the Property for purposes of calculating deficiencies owed by the Borrower and Guarantor, other borrowers on the Note, guarantors and others against whom recovery of a deficiency is sought.

               Alternatively, in the event this Section is determined by a court of competent jurisdiction to be unenforceable, the following shall be the basis for the finder of fact's determination of fair market value of the Property as of the date of foreclosure sale in proceedings governed by Sections 51.003, 51.004, and 51.005 of the Texas Property Code (as amended from time to time):

                    (a) The Property shall be valued in an "as is" condition as of the date of the foreclosure sale, without any assumption or expectation that the Property will be repaired or improved in any manner before a resale of the Property after foreclosure;

                    (b) The valuation shall be based upon an assumption that the foreclosure purchaser desires a prompt resale of the Property for cash promptly (but no later than twelve months) following the foreclosure sale;

                    (c) All reasonable closing costs customarily borne by the seller in a commercial real estate transaction should be deducted from the gross fair market value of the Property, including, without limitation, brokerage commissions, title insurance, a survey of the Property, tax prorations, attorney's fees, and marketing costs;

                    (d) The gross fair market value of the Property shall be further discounted to account for any estimated holding costs associated with maintaining the Property pending sale, including, without limitation, utilities expenses, property management fees, taxes, and assessments (to the extent not accounted for in (c) above) and other maintenance fees; and

                    (e) Any expert opinion testimony given or considered with a determination of the fair market value of the Property must be given by persons having at least five years experience in appraising property similar to the Property and who have conducted and prepared a complete written appraisal of the Property taking into consideration the factors set forth above.

               22.  To  the  maximum  extent  not prohibited  by  law,  any controversy, dispute or claim arising out of, in connection with, or relating to this Agreement, including but not limited to any claim based on or arising from an alleged tort or an alleged breach of any agreement contained in this Agreement, shall, at the request of any party hereto (either before or after the commencement of judicial proceedings), be settled by arbitration pursuant to Title 9 of the United States Code, which the parties hereto acknowledge and agree applies to the transaction involved herein, and in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA"). In any such arbitration proceeding: (i) all statutes of limitations which would otherwise be applicable shall apply; and (ii) the proceeding shall be conducted in Houston, Texas, by a single arbitrator, if the amount in controversy is $1 Million or less, or by a panel of three arbitrators if the amount in controversy is over $1 Million. All arbitrators shall be selected by the process of appointment from a panel pursuant to Section 13 of the AAA Commercial Arbitration Rules and each arbitrator shall have AAA acknowledged expertise in the subject matter of the controversy, dispute or claim. Any award rendered in any such arbitration proceeding shall be final and binding, and judgment upon any such award may be entered in any court having jurisdiction.

               If Guarantor or Lender files a proceeding in any court to resolve any such controversy, dispute or claim, such action shall not constitute a waiver of the right of such party or a bar to the right of any other party to seek arbitration under the provisions of this Section of that or any other claim, dispute or controversy, and the court shall, upon motion of any party to the proceeding, direct that such controversy, dispute or claim be arbitrated in accordance with this Section.

               Notwithstanding any of the foregoing, the parties hereto agree that no arbitrator or panel of arbitrators shall possess or have the power to (i) assess punitive damages, (ii) dissolve, rescind or reform (except that the arbitrator may construe ambiguous terms) this Agreement, (iii) enter judgment on the debt evidenced by the above-described Note, (iv) exercise equitable powers or issue or enter any equitable remedies or (v) allow discovery of attorney/client privileged information, and the parties hereby waive the aforementioned remedies. The Commercial Arbitration Rules of the AAA are hereby modified to this extent for the purpose of arbitration of any dispute, controversy or claim arising out of, in connection with, or relating to this Agreement.

               No provision of, or in the exercise of any rights under, this Section shall limit or impair the right of Lender before, during or after any arbitration proceeding to: (i) exercise self-help remedies such as setoff or repossession; (ii) foreclose (judicially or otherwise) any lien on or security interest in the Property described in the Loan Agreement; or (iii) obtain emergency relief from a court of competent jurisdiction to prevent the dissipation, damage, destruction, transfer, hypothecation, pledging or concealment of assets or of collateral securing the Note or this Guaranty. Such emergency relief may be in the nature of, but is not limited to: prejudgment attachments, garnishments, sequestrations, appointments of receivers, or other emergency injunctive relief to preserve the status quo.

               In the event that applicable law prohibits the submission of a particular controversy, dispute or claim arising out of or in connection with this Guaranty or the transactions contemplated herein to arbitration, Guarantor and Lender agree that any actions or proceedings in connection therewith shall be tried and litigated only in the state and federal courts located in the jurisdiction in which the Property is located or any other court in which Lender shall initiate legal or equitable proceedings that has subject matter jurisdiction over the matter in controversy. Guarantor and Lender, to the extent permitted by applicable law, waive any right to assert the doctrine of forum non-conveniens or to object to venue to the extent of any proceeding is brought in accordance with this paragraph.

               23.  In addition to the foregoing, Guarantor shall be liable for any loss, damage or cost resulting from the following: (A) Fraud or intentional misrepresentation by Borrower, Guarantor or any other guarantor in connection with obtaining the loan evidenced by the Note or in complying with the obligations under the Note, this Guaranty Agreement, the Deed of Trust, and any Loan Documents. In which event, the "loss" shall be deemed to include, but not be limited to, any loss of sums owing under the Note, the Deed of Trust and any other Loan Documents; (B) Failure to remit to Lender insurance proceeds, condemnation awards, or other sums or payments attributable to the Property in accordance with the provisions of the Deed of Trust, except to the extent that Borrower did not have the legal right, because of a bankruptcy, receivership, or similar judicial proceeding, to direct  disbursement of  such sums  or payments;  (C) Failure  to apply to principal and interest under the Note, payment of utilities, taxes and assessments, ground rents, if any, on the Property as they become due and payable, or otherwise remit to Lender all rents, profits, issues, products and income of the Property received following and during the continuance of any Event of Default (including any received or collected by or on behalf of Borrower after an Event of Default, except to the extent that Borrower did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct the disbursement of such sums); (D) Removal of any personalty or fixtures constituting a portion of the Property unless replaced by an item of equal or greater value; (E) Failure to pay or bond around any valid mechanics', materialman's or similar lien claimants' liens arising from work performed or materials furnished in connection with the Property prior to any sale or foreclosure thereof; (F) Failure to deliver to Lender following and during the continuance of an Event of Default and upon demand by Lender, all security deposits received by Borrower in connection with the Property, subject to the rights of tenants under tenants leases; (G) Any waste of or damage to the Property caused by the wilful or wanton acts or omissions of Borrower or its agents, or any deferred maintenance of the Property caused by the inaction of Borrower in which case the "loss" shall be deemed to include all costs of repair, replacement or rehabilitation of the Property less the balance in any replacement reserve accounts, (for purposes of this Section 23, "DEFERRED MAINTENANCE" shall mean a failure to maintain the Property in good repair (reasonable wear and tear excepted) by failing to replace and/or repair improvements, fixtures, and appliances as needed to maintain the Property in good repair (reasonable wear and tear excepted) and the equivalent of its original condition, reasonable wear and tear excepted); and (H) any obligation of Borrower, Guarantor and/or any other guarantor arising under
          Section 2.4 of the Deed of Trust and/or that certain Certificate and Indemnification Regarding Hazardous Substances (the "ENVIRONMENTAL INDEMNITY AGREEMENT") executed by Borrower and Guarantor and dated of even date herewith, in which event the "loss" shall include all obligations of Borrower and Guarantor under the Environmental Indemnity Agreement.


               EXECUTED as of this the 25th day of November, 1996.

                                   GUARANTOR:

                                   GRAND COURT LIFESTYLES, INC.


                                   By:   /s/ Dorian Luciani
                                        ------------------------------
                                        Dorian Luciani, Senior Vice
                                           President


          AGREED and ACCEPTED:

          BANK UNITED


          By:   /s/ Casey Moore
               -------------------------------
               Casey Moore
               Vice President